                           DOLE FOOD COMPANY, INC.

        1982 STOCK OPTION AND AWARD PLAN, AS AMENDED JULY 31, 1997

1.  PURPOSE

               The purpose of the 1982 Stock Option and Award Plan (the "Plan") is to encourage ownership of shares of the common stock of Castle & Cooke, Inc. (the "Corporation") by key employees of the Corporation and its subsidiaries and to give such employees added incentive to continue in the employ of the Corporation or of its subsidiaries and to promote the success of the businesses of such corporations. Accordingly, the Corporation will, from time to time, during the term of the Plan, with respect to such employees as may be selected in the manner hereinafter provided, (1) grant options to purchase shares of common stock of the Corporation, (2) award restricted stock, and (3) award performance shares, or any of the foregoing subject to the conditions hereinafter provided.

2.  ADMINISTRATION

               (a) The Plan will be administered by the Corporate Compensation and Management Development Committee, which shall constitute a stock option committee (the "Committee"), which shall consist of not less than three members, each of whom shall be a member of the Board of Directors of the Corporation and none of whom while serving as such shall be eligible to participate in the Plan. Subject to the foregoing, the Board of Directors of the Corporation may fix the number of members and appoint the members of the Committee. Any or all of the members of the Committee may but need not be a member or members of the Committee under the stock option plans of the Corporation. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be the valid acts of the Committee without a meeting.

               (b) Subject to the provisions of the Plan, the Committee is authorized to interpret it, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for its administration. Any determination, decision or action of the Committee in connection with construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons participating in the Plan and any person validly claiming under or through persons participating in the Plan.

3.  SHARES SUBJECT TO PLAN

               (a) An aggregate of 2,500,000 shares of the common stock of the Corporation may be issued pursuant to the Plan, subject to adjustment as provided in paragraph 8.

               (b) Options to purchase or awards for up to an aggregate of such number of shares of the common stock of the Corporation may be granted hereunder at any time and from time to time within ten (10) years from the date the Plan is adopted or within ten (10) years from the date the Plan is approved by the stockholders of the Corporation, whichever is earlier. No option or award shall be granted hereunder after the termination of said ten-year period.

               (c) In case any option, options, award, or awards granted hereunder shall at any time or from time to time expire, be surrendered, for any reason be cancelled or forfeited without being exercised in whole or in part, then the shares thereby released from such option, options, award, or awards shall again be available hereunder, and an option, options, award, or awards relating to all or any part of such shares may be granted hereunder at any time and from time to time thereafter, subject to the limitations stated in subparagraph (b) of this paragraph 3.

               (d) The shares subject to the Plan may be authorized but unissued shares of the common stock of the Corporation or shares of common stock held in the treasury of the Corporation.

               (e) The provision of this paragraph 3 are subject to the limitations stated in paragraph 4, 5 and 6 hereof.

4.  STOCK OPTIONS AND OPTIONEES

               (a)  Options and Optionees:

                    (1) Options to purchase shares of common stock of the Corporation will be granted only to persons who are key employees of the Corporation or of a subsidiary, as determined by the Committee. The term "key employees" shall include officers as well as other employees of the Corporation and subsidiaries and shall include directors who are also employees of the Corporation or of a subsidiary.

                   (2) Neither the members of the Committee nor any member of the Board of Directors of the Corporation who is not an employee of the Corporation or of a subsidiary shall be eligible to receive an option under this Plan.

                    (3) The Committee, subject to the limitations of the Plan, shall determine the key employees to whom an option or options shall be granted, whether or not an option shall be an incentive stock option, the number of shares with respect to which an option shall be granted, and the time or times when such options shall be granted. Any or all of such options may be designated as incentive stock options as defined in Section 422A of the Internal Revenue Code of 1954, as amended (the "Code").

                    (4) Two or more options may be granted hereunder to any optionee, as may be determined from time to time by the Committee.

                    (5) No option shall be granted hereunder to any optionee unless at the time of the granting thereof such optionee shall be a key employee of the Corporation or of a subsidiary, including an employee who is a director.

                    (6) After the Committee approves the granting of an option, the Committee shall notify the optionee of such action and of the number of shares covered by the option and the option price, and whether such option is an incentive stock option.

                   (7)  In case of an incentive stock option:

                        [a] No such option shall be granted to any person who at
               the time such option is to be granted owns, directly or beneficially, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a subsidiary.

                        [b] For options granted on or before December 31, 1986,
               the aggregate fair market value (determined as of the time the option is granted) of the stock for which any employee may be granted incentive stock options in any calendar year (under all plans of the Corporation and subsidiaries under which incentive stock options may be granted) shall not exceed $100,000 plus any 'unused limit carryover', as the term is defined in Section 422A(c) (4) of the Code; for options granted after December 31, 1986, the aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

                        [c] Any option granted on or before December 31, 1986 by
               its terms shall not be exercisable while there is outstanding (within the meaning of Section 422A (c) (7) of the Code) any incentive stock option which was granted before the granting of such option to such optionee to purchase stock of the Corporation. This restriction shall not apply to any option granted after December 31, 1986, on a current or deferred basis, provided that if the payment is deferred, stock units may be credited in respect thereof and earn dividend equivalents or other compensation in respect thereof, and the number of shares issued in respect of the deferral and such units may include the sum of the number of shares under alternative (ii) and the number of shares issued in respect of the dividend equivalents.

                    (8) Each recipient of an option granted under the Plan shall be required, at the time of the grant to execute an option agreement with Corporation incorporating the terms and conditions applicable to the granted option. The date on which the Committee approves the granting of an option shall be considered for all purposes as the date on which such option is granted.

               (b) Option Price: The option price of shares covered by any option granted pursuant to the Plan shall be one hundred percent (100%) of the fair market value of shares of the common stock of the Corporation on the day of the granting of the option or such higher price as the Committee may determine.

               (c)  Option Period-Exercise of Option:

                    (1) The option period of each option hereunder shall be a period of not more than ten (10) years from the date the option is granted. An option shall not be exercisable after the expiration of the option period.

                    (2) Subject to the provisions of this subparagraph (c), each option granted hereunder shall become exercisable at such times and over such period as shall be determined by the Committee.

                    (3) If and to the extent that the optionee shall have earned the right to exercise the options, or any portion or portions thereof, the optionee may thereafter exercise the same in whole or in part at any time and from time to time prior to the expiration of the option period; provided, however, that the provisions of subparagraph (c) (4) of this paragraph 4 shall govern in the event that the optionee ceases to be an employee of the Corporation or any of its subsidiaries prior to the expiration of the option period.

                    (4) An option shall terminate and may no longer be exercised if the optionee ceases to be an employee of the Corporation or any of its subsidiaries, except that (i) if his employment shall have been terminated for any reason other than death or disability, then he may at any time within a period of three months after such termination exercise the option to the extent that the option was exercisable by him on the date of the termination of his employment; (ii) if the optionee is disabled (within the meaning of Section 105 (d)
               (4) of the Code) while an employee of the Corporation or any of its subsidiaries, then, to the extent that the optionee was entitled to exercise the option on the date of his disability, the option may be exercised within one year after his date of disability; or (iii) if the optionee dies while an employee of the Corporation or any of its subsidiaries, then the option may at any time it could have been exercised by the optionee (assuming he was an employee at such time) be exercised by his estate or by the person or persons who shall have acquired the right to exercise the option by bequest or inheritance. Notwithstanding the prior sentence, no option shall be exercisable after the expiration date of such option.

                    (5) Each option hereunder shall not be subject to exercise other than by the optionee or, in the case of death, by his estate or by the person or persons who shall have acquired the right to exercise the option by bequest or inheritance.

                    (6) Except as otherwise specifically provided by subparagraph (c) (4) of this paragraph 4, each option hereunder shall not be subject to exercise, in whole or in part, by the optionee, unless at all times during the period beginning with the date of the granting of the option and ending on the day three months before the date of such exercise of the option, the optionee was an employee of the Corporation or of any of its subsidiaries.

                    (7) Any option may be exercised by giving, in such form as the Committee shall have prescribed or approved, written notice of the exercise thereof to the Corporation at its principal office in Honolulu, State of Hawaii, which written notice shall specify the number of shares as to which the option is exercised, accompanied by full payment in accordance with subparagraph (c) (8) of this paragraph 4 to the Corporation of the purchase price under the option of the shares purchased upon such exercise of the option; except in the case of the election of an alternative settlement method as provided hereafter in this subparagraph (7):

                    [a]  The Committee, in its discretion, may provide that
               any option by its terms may permit the optionee to elect any of the alternative settlement methods set forth in item (c) below.

                    [b]  The Committee, in its discretion, may at the request
               of an optionee holding an option under the Plan which does not by its terms include the right to elect any of such alternative settlement methods, permit the election of any of such alternative methods by the optionee.

                    [c]  The alternative settlement methods are: (i) payment
               of cash by the Corporation to the optionee equal to the excess of the fair market value of one share over the option price times the number of shares as to which the option is exercised; (ii) issuance by the Corporation to the optionee of the number of full shares having an aggregate value not greater than the cash amount calculated under alternative (i);
               (iii) any combination of payment of cash by the Corporation and issuance of full shares having an aggregate fair market value not greater than the cash amount calculated under alternative (i).

                    [d]  An alternative settlement method may be exercised
               only when the fair market value of the shares subject to the option exceeds the price of the option, except that in the case of a deferred payment alternative, the option shares shall remain reserved for issuance on payment of stock units credited and to be credited in respect of the alternative settlement on a deferred basis.

               Exercise of an option in any manner, including an exercise involving an election of an alternative settlement method, shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Plan and for sale to any one optionee, by the number of shares as to which the option is exercised. Election of an alternative settlement method involving the receipt of cash shall be subject to prior approval by the Committee at the time of such election.

                    (8) [a] Full payment for shares purchased upon the exercise in whole or in part of an option granted hereunder shall be made at the time of such exercise thereof. No shares so purchased shall be issued until full payment therefor has been made. An optionee as such shall have no rights as a stockholder until the purchase of shares upon the exercise in whole or in part of the option and the issuance of such shares upon full payment therefor.

                         [b] Payment by an optionee may be made (i) in cash,
               (ii) by tendering shares owned by the optionee having a fair market value equal to the cash exercise price applicable to such option, or (iii) by a combination of (i) and (ii).

                    (9) No person shall have any rights as a stockholder with respect to any shares covered by an option until the date the stock certificate is issued evidencing ownership of the shares. No adjustment shall be made for dividends (ordinary or extraordinary), whether in cash, securities or other property or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in paragraph 8 hereof.

5.  RESTRICTED STOCK AWARDS

               (a)  General:

                    (1)  All units awarded under this paragraph 5
               ("Restricted Stock") shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Committee in its sole discretion.

                    (2) Awards of Restricted Stock may be granted only to key employees qualifying for the granting of options under paragraph 4(a). Each unit of Restricted Stock shall be deemed the equivalent of one share of common stock of the Corporation.

               (b) Restricted Period. Units of Restricted Stock awarded to key employees may not be sold, assigned, transferred, pledged or otherwise encumbered during a period of not less than one year commencing on the date of the award and ending on such later date as the Committee may designate at the time of the award ("Restricted Period"), subject to the following:

                    (1) Except as otherwise provided by the Committee at the time of an award of Restricted Stock, if a key employee's employment with the Corporation and its subsidiaries is terminated by reason of his death, disability (as determined by the Committee), or a retirement which entitles him to pension benefits other than a deferred vested pension under a pension plan then maintained by the Corporation or a subsidiary, then the Restricted Period shall end as of the date of such termination with respect to such number of units (disregarding any fractional units) of Restricted Stock granted to him under each prior award as is proportionate to the ratio of (i) the number of whole calendar months elapsed between the date of the award and the date of such termination to (ii) the number of whole calendar months in the original Restricted Period.

                    (2) The Committee may, at the time of an award or at any time thereafter, reduce or terminate the Restricted Period otherwise applicable to all or any portion of any Restricted Stock award; provided, however, that no such reduction under the subparagraph (b) (2) shall be applicable to Restricted Stock held by a key employee who voluntarily terminates his employment within one year of the date such Restricted Stock was awarded. For purposes of this subparagraph (b) (2), termination of employment by reason of disability (as determined by the Committee) or mandatory retirement shall not be deemed a voluntary termination.

               Subject to the provisions of paragraphs (c) and (g) below, at the end of the Restricted Period for any units of Restricted Stock, shares will be issued free of all restrictions to the key employee, or, in the event of his death, to the beneficiary or beneficiaries designated by the key employee under this Plan or, if none, to his estate. Delivery of shares in accordance with the preceding sentence shall be made within the thirty day period following the end of the Restricted Period.

               (c) Forfeitures. Except as otherwise provided in subparagraph (b) of this paragraph 5 and subject to the rights of the Committee under subparagraph (b) of this paragraph 5, a key employee shall forfeit all units of Restricted Stock if his employment with the Corporation and its subsidiaries is terminated prior to the last day of the applicable Restricted Period.

               (d) Issuance of Stock. Shares representing units of Restricted Stock shall not be issued until the end of the Restricted Period.

               (e) Restricted Stock Agreement. The key employee shall enter into an agreement with the Corporation in a form specified by the Committee agreeing to the terms and conditions of the award and such other matters as the Committee shall, in its sole discretion, determine.

               (f) Stockholder Rights. A key employee shall not be entitled to the rights of a stockholder with respect to his units of Restricted Stock (including, but not limited to, the right to vote shares and to receive dividends) until the shares relating thereto are issued to him.

               (g) Substitution of Rights. Prior to the end of the Restricted Period with respect to any units of Restricted Stock awarded to a key employee, the Committee may, with the consent of the key employee, substitute an unsecured obligation of the Corporation to pay cash (on such reasonable terms and conditions as the Committee may, in its sole discretion, determine) in lieu of its obligation under this paragraph 5 to deliver unrestricted shares.

               (h) Dividends. Cash dividends shall not be payable to a key employee with respect to units of Restricted Stock. Stock dividends shall be treated as additional units of Restricted Stock and shares relating thereto shall be issued to the key employee at the same time that shares to which such stock dividend relates are issued to the key employee.

6.  PERFORMANCE SHARE AWARDS

               (a)  General:

                    (1)  All units awarded under this paragraph 6
               ("Performance Shares") shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Committee in its sole discretion.

                    (2) Awards of Performance Shares may be granted only to key employees qualifying for the granting of options under paragraph 4(a).

               (b) Performance Shares. Awards under this paragraph 6 shall be granted to a key employee in the form of Performance Shares, which shall be credited to a Performance Shares account to be maintained for such key employee. Each Performance Share shall be deemed to be the equivalent of one share of common stock of the Corporation. The award of Performance Shares under the Plan shall not entitle the recipient to any dividend or voting rights or any other rights of a shareholder with respect to such Performance Shares.

               (c) Granting of Awards. Grants of awards of Performance Shares shall be made by the Committee at such time or times during the term of the Plan as it shall determine. The Committee shall establish a growth in common stock earnings per share objective or objectives which must be achieved over a designated performance measurement period for each grant.
The Committee shall have the right to approve different objectives and different performance measurement periods or both for different key employees. The length of the performance measurement period shall be for not less than three years nor extend beyond the date of termination of the Plan.

               (d)  Right to Payment of Performance Shares:

                    (1) A key employee shall have no right to receive payment for any part of his Performance Shares and all of his Performance Shares shall be forfeited unless he remains in the employ of the Corporation or of a subsidiary at all times from the date of the grant of the award of Performance Shares through the earlier of (i) the last day of the performance measurement period, (ii) his death, or (iii) his disability (as determined by the Committee). The Committee may, if in its sole opinion circumstances warrant such action, approve payment of any or all of the Performance Shares which would otherwise be forfeited.

                    (2) The extent to which a key employee receives payment for all or part of the Performance Shares awarded to him shall be determined by the Committee in its sole discretion based on whether the growth in common stock earnings per share objectives established by the Committee in the granting of the award of such Performance Shares have been met.

                    (3) Payment for Performance Shares shall be based on the fair market value of shares on the last day of the performance measurement period.

               (e) Form and Timing of Payment. No payments for Performance Shares shall be made to key employees prior to the end of a performance measurement period, except in the case of termination of employment due to death, total disability, or such other circumstances as the Committee deems acceptable. Payments for Performance Shares to the holder thereof shall, in the sole discretion of the Committee, be wholly in cash or wholly in shares of common stock of the Corporation, or partly in cash and partly in shares in such proportion as the Committee deems appropriate. Payment for Performance Shares shall be made as soon as practicable after the end of the performance measurement period or such earlier event, as the case may be, which determines the key employee's right to receive such payment.

               (f) Performance Share Agreement. The key employee shall enter into an agreement with the Corporation in a form specified by the Committee agreeing to the terms and conditions of the award and such other matters as the Committee, in its sole discretion, shall determine.

7.  NON-TRANSFERABILITY

               An option or award granted hereunder to any key employee shall not be assignable or transferable by the key employee other than by will or the laws of descent and distribution. During the lifetime of an optionee, the option shall be exercisable only by such optionee. Provisions to this effect shall be set forth in each option or award agreement executed in accordance herewith.

8.  REORGANIZATION, CHANGE IN CONTROL, ETC.

               (a) In the event that there shall at any time or from time to time be a successor to the Corporation by reason of a corporate merger, consolidation, acquisitions of property or stock, reorganization, or liquidation, such successor shall assume the Plan then outstanding hereunder and all stock options then outstanding shall become fully exercisable upon such event.

               (b) In the event that there shall at any time or from time to time be any change in the common stock of the Corporation, through stock dividend, stock split, or other change in corporate structure of the Corporation, the aggregate number of shares subject to the Plan, and the number of shares and the price or prices per share of the shares subject to options or awards then outstanding pursuant to the Plan, shall be appropriately adjusted by the Committee.

               (c) In the event of a "Change in Control" of the Corporation (as defined below), all options shall become fully exercisable and the Restricted Period shall terminate with respect to all units of Restricted Stock as of the date of such Change in Control. "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as in effect on August 13, 1982 or, if Item 5(f) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 which serve similar purposes; provided that, without limitation, such a change in Control shall be deemed to have occurred if and when (i) any "person" (as such term is used in Sections 13 (d) and 14
(d) (2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, other than any such person who was the beneficial owner of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's outstanding securities as of October 10, 1988, or (ii) individuals who were members of the Board of Directors of the Corporation immediately prior to a meeting of the stockholders of the Corporation involving a contest for the election of Directors shall not constitute a majority of the Board of Directors following such election.

               (d)  For the purpose of subparagraphs (a) (1), (a) (2), (a)
(5), (c)(2), (c) (3), (c)(4), and (c)(6) of paragraph 4 hereof, an optionee shall be deemed to be employed by the Corporation or by any of its subsidiaries while he is employed by a corporation issuing or assuming a stock option in a transaction described in subparagraph (a) or subparagraph
(b) of this paragraph 8 or by a parent or subsidiary of such corporation. For the purposes of this subparagraph (d) the parent-subsidiary relationship shall be determined at the time of such transaction.

               (e) Fractional shares resulting from any adjustment in options or awards pursuant to this paragraph may be settled as the Committee shall determine, but in no case shall fractional shares be issued.

               (f) Notice of any adjustment shall be given by the Corporation to each holder of an option or award which shall have been so adjusted.

               (g) The grant of an option or award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any of its business or assets.

9.  USE OF PROCEEDS

               The proceeds received by the Corporation from the sale of shares purchased upon the exercise of options granted hereunder will be used for general corporate purposes.

10.  APPROVAL BY STOCKHOLDERS

               The Plan shall be submitted to the stockholders of the Corporation for their approval within twelve (12) months after the date the Plan is adopted by the Board of Directors of the Corporation. If the Plan shall not be approved by the stockholders of the Corporation within twelve
(12) months after the date the Plan is adopted by said Board of Directors, then, at the end of said period, the Plan shall automatically be and become cancelled and terminated. Notwithstanding anything to the contrary herein, no options or awards (including dividends paid or payable on shares subject to an award) granted pursuant to the Plan shall be exercisable or payable unless and until the stockholders of the Corporation have approved the Plan.

11.  TERMINATION AND AMENDMENT

               (a) Notwithstanding the provisions of paragraph 3(b), all authority of the Committee with respect to options or awards hereunder, including (subject to share limits) the authority to amend outstanding options and awards shall continue after the term of the Plan, so long as any option or award remains outstanding. The Committee shall have the authority to permit an alternative settlement or deferred payment ("deferral") of or in respect of options and awards (through surrender, exchange or otherwise) under any other deferred compensation plan of the Corporation authorized by the Committee and approved or ratified by the Board. Any such settlement or deferral shall not be deemed a new award hereunder so long as all shares issuable in respect thereof do not exceed the aggregate number of shares subject to the options or awards so settled or paid thereby. The authority of the Committee shall continue in respect of any settlement or deferral so authorized.

               (b) The Chief Executive Officer of the Corporation may at any time amend the Plan as may be necessary or advisable to conform the Plan with any regulations that might be promulgated by the United States Treasury Department under or relating to Section 422A of the Code; provided, however, that no amendment of the Plan by said Chief Executive Officer without approval of the Board of Directors of the Corporation and of the stockholders of the Corporation shall (i) increase the maximum number of shares of common stock issuable under the Plan, (ii) materially increase the benefits accruing to participants under the Plan, (iii) extend any option for a period longer than ten (10) years after the date of grant, (iv) materially modify the eligibility requirements for participation in the Plan, or (v) render any member of the Committee eligible to participate in the Plan at any time while such member is serving on said Committee.

               (c) The Board of Directors of the Corporation may at any time amend or terminate the Plan; provided, however, that no amendment of the Plan by the Board of Directors without approval of the stockholders shall (i) increase the maximum number of shares of common stock issuable under the Plan, (ii) materially increase the benefits accruing to participants under the Plan, (iii) extend any option for a period longer than ten (10) years after the date of grant, (iv) materially modify the eligibility requirements for participation in the Plan, or (v) render any member of the Committee eligible to participate in the Plan at any time while said member is serving on said Committee.

               (d) Except as provided in paragraph 10 hereof, options granted hereunder prior to any termination of the Plan may nevertheless be exercised thereafter in accordance with their terms and provisions, consistent with the terms and provisions of the Plan. Except as provided as aforesaid, neither the Corporation, the Chief Executive Officer, the Board of Directors, the stockholders nor the Committee shall have any right or power at any time to bring about any amendment, modification or alteration or any cancellation or accelerated termination of any options previously granted pursuant to the Plan, without the express written consent of the optionee or any person validly claiming under or through the optionee.

12.  MISCELLANEOUS

               Nothing herein or in any options or awards granted hereunder shall be deemed to affect any options heretofore granted or assumed by the Corporation and now outstanding.

13.  WITHHOLDING TAX

               The Corporation shall have the right to withhold with respect to any payments made under the Plan any taxes required to be withheld because of such payments.

14.  DEFINITIONS

               (a) The term "incentive stock option," as used herein, shall have the same meaning as "incentive stock option" as defined in Section 422A(b) of the Code.

               (b) The term "Plan," as used herein, shall mean the stock option and award plan provided for herein. The term "adoption of the Plan" and similar terms, as used herein, shall mean the approval of the Plan by the Board of Directors of the Corporation. Copies of the Plan prepared after the adoption thereof shall show the date of the adoption thereof.

               (c) The term "Committee," as used herein, shall mean the Stock Option Committee provided for in subparagraph (a) of paragraph 2 hereof as the same shall be constituted from time to time.

               (d) The term "the Corporation," as used herein, shall mean Castle & Cooke, Inc. and also any successor thereto pursuant to the provisions of subparagraph (a) of paragraph 8 hereof.

               (e) The term "subsidiary" and the term "subsidiaries," as used herein, shall have the same meaning as the term "subsidiary corporation" as defined in Section 425 of the Code. The term "parent corporation," as used herein, shall have the same meaning as defined in said Section 425.

               (f) The term "shares," as used herein, shall mean shares of the common stock of the Corporation as said shares are constituted at the date of the adoption of the Plan, and shall include such shares as may become subject to issuance in accordance with the terms of the Plan. The term "shares" shall also mean and include any substitute or additional shares which may be or become subject to the Plan pursuant to a transaction described in paragraph 8 hereof.

               (g) (1) The term "fair market value" means the highest price of any stock exchange sale of shares on (i) the day of the granting of the option for purposes of paragraph 4(b), (ii) on the date of exercise of the option for purposes of paragraph 4(c)(7)[c], (iii) on the day immediately prior to the date of payment for purposes of paragraph 4(c)(8), and (iv) the last day of the performance measurement period for purposes of 6(d)(3). If there shall be no stock exchange sale of shares on the applicable date, then the fair market value shall be the highest price of any stock exchange sale of shares on the last preceding day on which there had been a stock exchange sale of shares.

                    (2) The term "stock exchange sale of shares" means (i) any sale of shares on the New York Stock Exchange or the Pacific Stock Exchange, or on any other stock exchange on which the shares may be listed or (ii) any sale of shares reported on any composite tape.

               Plan Adopted Effective:  August 13, 1982.

               Plan Amended Effective: July 1, 1985, March 3, 1987, February 25, 1988 and July 31, 1997.